UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reportedly): December 23, 2004


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

       Florida                       2-70197                     59-1564329
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
   of Incorporation)                                         Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
                         Registrant's telephone number,
                              including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.01 Changes In and Disagreement With Accountants on Accounting and Financial Disclosure

     Ocean Bio-Chem, Inc. (the "Company") requested that Berkovits, Lago & Company, LLP (the "Former Accountant") furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements that the Company made in the Form 8-K that it filed on December 16, 2004 . The requested letter is attached as Exhibit 16.1 to this amended Form 8-K.

The Company has retained the services of Levi, Cahlin & Co, Certified Public Accountants ("New Accountants"), effective as of December 23, 2004. The Company did not consult with the New Accountants regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountants that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

Item 9.01  Financial Statements and Exhibits.

     (c ) Exhibits.

     16.1 Letter dated December 20, 2004 from Berkovits, Lago & Company, LLP to the Securities and Exchange Commission.




                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 23, 2004                     Ocean Bio-Chem, Inc.

                                            /s/ Peter G. Dornau
                                            ------------------------------------
                                            Peter G. Dornau
                                            Chairman of Board of Directors and
                                            Chief Executive Officer

     EXHIBIT 16.1 Letter dated December 20, 2004 from Berkovits, Lago & Company, LLP to the United States Securities and Exchange Commission


                         BERKOVITS, LAGO & COMPANY, LLP
                  Certified Public Accountants and Consultants
                     8211 West Broward Boulevard, Suite 340
                            Plantation, Florida 33324


December 20. 2004

Securities and Exchange Commission
450 Fifth Street
Washington, D.C. 20549


Commissioners:

     We have read the comments made by Ocean Bio-Chem, Inc. (copy attached) which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K, as part of the Company's Form 8-K report dated December 16, 2004. We agree with the statements concerning our Firm in such Form 8-K.

Yours truly,

/s/ Berkovits, Lago & Company, LLP
----------------------------------
Berkovits, Lago & Company, LLP